Exhibit 99.1

First Western Financial, Inc. The First, Western-Based Private Trust Bank Investor Presentation November 2020

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the COVID-19 pandemic and its effects; integration risks in connection with acquisitions; the risk of geographic concentration in Colorado, Arizona, Wyoming and California; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of competition for investment managers and professionals; the risk of fluctuation in the value of our investment securities; the risk of changes in interest rates; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 12, 2020 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward

A Wealth Manager on Private Trust Bank Platform 3 Overview ▪ Niche-focused regional wealth manager built on a private trust bank platform ▪ Headquartered in Denver, Colorado and positioned in desirable, affluent and high growth markets Target Market ▪ Households of $1+ million liquid net worth ▪ High net worth and high growth markets ▪ Colorado, Arizona, Wyoming and California Company Highlights as of 9/30/2020 Competitive Advantage ▪ Assets: $1.97 billion ▪ Gross Loans: $1.51 billion ▪ Total Deposits: $1.56 billion ▪ AUM: $6.13 billion ▪ Tier 1 Ratio: 9.88% ▪ CET 1 Ratio: 9.88% ▪ Leverage Ratio: 7.52% ▪ TRBC Ratio: 12.03% ▪ Operates as one integrated firm, not silos ▪ Team approach benefits clients, First Western ▪ Local boutique private trust bank offices with central product experts First Western Financial, Inc. (FW) Financial Holding Company First Western Trust Bank Colorado state chartered bank (14 locations) First Western Capital Management Co. Registered investment advisor (1 location) First Western Merger Corporation State licensed insurance agency • Office Locations

MSA State Market Share Projected % Change in HHI (2021-2026)(3) Denver-Aurora-Lakewood CO 0.73 11.00 Fort Collins CO 2.03 13.45 Phoenix-Mesa-Scottsdale AZ 0.15 13.18 Boulder CO 1.40 11.41 Jackson WY/ID 1.12 8.50 Glenwood Springs CO 0.80 8.82 National Average 9.01 4 (1) Source: 2019 Downtown Denver Partnership Report; Raymond James research; Ft. Collins Chamber of Commerce; City of Phoenix; U.S. Census Bureau (2) Source: S&P Global Market Intelligence as of 06/30/2020. (3) Percentage growth in household income (HHI). Note: Demographic data provided by Claritas per US Census data. Small market share and growing household income means lots of room to grow Deposits by MSA(2) First Western Market Favorability(1) Great Markets, Scarce Investment Opportunity ▪ Colorado (2019) •#4 fastest growing state with GDP CAGR of 3.6% (2014-2018) •#4 best state economy (Business Insider) •#8 best state for business (Forbes) ▪ Denver, Colorado (2019) •#3 best large city to start a business •#5 highest job growth among major cities (2010-2018) •#7 highest gross metro product among major cities (2012-2017) ▪ Fort Collins, Colorado (2019) • Gross metro product CAGR of 6.2% (2013-2018) • Manufacturing for Anheuser-Busch, Broadcom, Intel ▪ Phoenix, Arizona (2018) • Added nearly 100,000 residents from July 2017-July 2018 • Second fastest growing metro in the U.S. Deposits by State Colorado 83% Arizona 15% Wyoming 2% Colorado Chartered Banks (Assets > ~$2.0 billion) Denver, CO 55% Phoenix, AZ 15% Fort Collins, CO 14% Boulder, CO 12% Glenwood Springs, CO 2% Jackson, WY 2% As of September 30, 2020 Current Ownership Total Assets ($bn) FirstBank Private 23.5 NBH Bank Public (NYSE: NBHC) 6.6 Bank of Colorado Private (Sub. of Pinnacle Bancorp-NE) 5.3 Alpine Bank Private 5.1 Sunflower Bank Private 4.9 ANB Bank Private 3.2 Citywide Banks HTLF (Acquired in 2017) 2.6 First Western Trust Bank Public (Nasdaq: MYFW) 2.0

Performance Through COVID-19 Pandemic Growing Sources of Fee Income Strong Asset Quality Exceptional Organic Balance Sheet Growth ▪ Non-PPP loan production has exceeded payoffs/paydowns by 36.7% ▪ Total loan growth of 19.4% YTD (excluding PPP and acquired loans) ▪ Total deposit growth of 35.4% YTD (excluding PPP-related and acquired deposits) ▪ YTD diluted EPS up 259% from 2019 ▪ YTD ROAA increased to 1.26% from 0.68% in 2019 ▪ YTD Efficiency Ratio(1) improved to 58.5% from 80.6% in 2019 Significant Increase in Profitability ▪ YTD non-interest income up 69.3% from 2019 ▪ Investments in mortgage business have enabled First Western to capitalize on increased demand following reductions in interest rates ▪ Mortgage profit margins increased to 83.1% in 3Q20 from 39.0% in 3Q19 5 ▪ Minimal exposure to industries most impacted by the pandemic ▪ COVID-19 loan modifications represented just 4.4% of total loans at September 30, 2020 ▪ Net charge-offs/average loans of 0.00% YTD in 2020 (1) See Non-GAAP reconciliation

Strong Operational and Financial Momentum 6 (1) See Non-GAAP reconciliation $4,774 $4,556 $5,795 $7,602 $10,854 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018 December 31, 2019 2015-2019 Pre-Tax, Pre-Provision Income(1) ($000s) Earnings Per Share Drivers of Improved Performance ▪ Robust balance sheet growth ▪ Higher fee income driven by robust mortgage activity ▪ Consistent new client acquisition activity driving growth in assets under management ▪ Highly leverageable operating platform driving improved efficiencies ▪ Outstanding asset quality and low credit costs $0.05 $0.03 $0.30 $0.32 $0.22 $1.13 $1.20 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Net Income Adjustments to Net Income (1) (1)

Strong Performance Creating Shareholder Value 7 $11.88 $12.38 $12.83 $13.15 $13.39 $14.13 $15.38 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 MYFW TBV/Share (1) See Non-GAAP reconciliation (1)

Improving Earnings Driving Outperformance 8 Source: S&P Global Market Intelligence (as of November 6, 2020)

Franchise Overview

First Western’s core strengths provide the foundation for driving shareholder value MYFW: Our Five Core Strengths Experienced and Tested Team ▪ Niche-focused franchise headquartered in Denver, Colorado ▪ Well-positioned in many attractive markets in Arizona, California, Colorado and Wyoming ▪ Specialized central expertise to compete with siloed national, regional firms ▪ Delivered through local, boutique trust banking teams so clients “owned” by MYFW, not associates Built in Operating Leverage ▪ Strong profit center margins at maturity, growth opportunities in current and new markets ▪ Revenue growth in both fee income and net interest income, with neutral balance sheet ▪ Scalable, leverageable high fixed cost Product and Support Centers ▪ Operating expense investment already in place for growth and expansion Highly Desirable Recurring Fee Income ▪ ~50% fee income, consistently through MYFW’s history ▪ Primarily recurring trust and investment management (“TIM”) fees ▪ Low risk, “sticky” wealth/trust business with comprehensive product offering ▪ Multiple entry points with ConnectView® – proprietary review process to service, cross-sell Differentiated, Proven in the Marketplace ▪ At critical mass but small market share, many current and new market opportunities ▪ Proven ability to expand: (1) Organically, (2) By expansion and (3) By acquisition ▪ Few large Colorado bank alternatives for investors and clients, creating lift-out opportunities ▪ Attractive revenue and earnings growth story trading at discount to tangible book value Unique Opportunity for Investors ▪ Executives are major bank/professional firm trained, with deep relationships in communities ▪ Achieved growth through business and economic cycles, capital constraints ▪ Healthy relationship with all regulators with strong risk management culture ▪ CEO with proven track record for creating value in previous bank ownership 10

Cross-Selling a Diverse Set of Products and Services 11 Wealth Planning Commercial Banking Investment Management Residential Mortgage Lending Retirement / 401(k) Plan Consulting Trust ▪ Wealth planning with specialized services (e.g. philanthropic) ▪ Proprietary ConnectView® approach, with access to CFPs, CPAs and estate planning attorneys ▪ Charitable giving tax strategies, deferred-compensation plans, life insurance, key person insurance ▪ Corporate loans to match specific needs ▪ Well-versed in working with complex cash flows and business models ▪ Customized treasury management products and services ▪ Provide a broad range of asset and sub asset classes ▪ Create unique solutions through internal research, proprietary and third-party investment options ▪ Central team creates the platform for Portfolio Managers to service clients, manage accounts ▪ Mortgage banking specializing in high net worth lending ▪ Underwritten to Fannie Mae and Freddie Mac guidelines ▪ Portfolio lending and secondary sales ▪ Retirement plan consultants partnering with businesses to sponsor retirement plans ▪ Creative corporate retirement plan design, analysis solutions, fiduciary liability management ▪ ERISA compliance and education ▪ Fiduciary wealth management with expert review of client objectives, creating solutions ▪ Irrevocable life insurance trust, conservatorship, successor trustee, directed custodial trusteeship ▪ WY tax-exempt asset protection, special needs trusts, escrow services, family office services Our local profit centers team with specialized product experts through ConnectView®

63.5% 54.8% 40.9% 38.1% 35.8% 33.1% 29.9% 28.6% 28.1% 27.9% 26.8% 26.4% 24.7% 22.1% 16.8% ALRS MYFW WASH UMBF BMTC PGC UVSP BPFH TSC SYBT CFR CATC TMP FFWM FRC Noninterest Income/Operating Revenue Peer Average Private Bank Model Generates Strong Fee Income 12 Half of Operating Revenue Generated by Fee Income Source: S&P Global Market Intelligence (for the 12 months ended September 30, 2020)

Driving Profitable Growth

Success in Expansion and Acquisition Growth January 2004 Acquired Westcor Insurance Group, Inc. January 2004 Acquired James Sprout & Associates, Inc. January 2004 Acquired Poudre River Valley Trust Company February 2005 Acquired Sterling Partners/ Silversmith Financial Corp September 2006 Acquired Reber/Russell Company May 2008 Asset purchase from Financial Management Advisors, LLC September 2008 Acquired Ryder, Stilwell Inc. March 2009 Asset purchase from GKM Advisors, LLC February 2012 Acquired trust department assets of First National Bank of Wyoming September 2017 Asset purchase from EMC Holdings, LLC Acquisitions Office Openings February 2011 Denver Tech Center (DTC)/Cherry Hills Englewood, CO February 2014 Jackson Hole, WY June 2005 Cherry Creek, CO September 2007 Boulder, CO January 2005 Northern Colorado Fort Collins, CO March 2004 Denver, CO January 2012 Laramie, WY September 2017 Greenwood Village, CO September 2011 Phoenix, AZ October 2015 Aspen, CO 2004 2006 2008 2010 2012 2014 2016 2018 November 2008 Scottsdale, AZ May 2008 Los Angeles, CA 14 February 2015 Fort Collins, CO 2019 June 2019 Vail Valley Avon, CO 2020 May 2020 Branch purchase and assumption from Simmons Bank

$110 $159 $327 $433 $478 $525 $509 $485 $533 $610 $673 $814 $894 $998 $1,506 $102 $147 $270 $407 $472 $530 $596 $561 $589 $710 $754 $816 $938 $1,087 $1,564 $1,256 $1,378 $2,133 $3,057 $4,119 $4,042 $3,952 $4,523 $4,842 $4,744 $4,926 $5,374 $5,235 $6,188 $6,131 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $0 $500 $1,000 $1,500 $2,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 3Q20 Assets Under Management ($ millions) Total Deposits and Gross Loans ($ millions) Gross Loans Total Deposits Assets Under Management 15 Emerging From a Cycle of Capital Constraint Growth & Expansion Conservative Growth Capital Constrained Growth Growth & Expansion

Accelerating Business Development Trends 16 New Loan Production Net Deposit Growth Capital raised in July 2018 IPO has allowed for increased business development activities… $227.9 $268.2 $225.6 $317.9 2016 2017 2018 2019 $44.0 $62.2 $121.6 $149.0 2016 2017 2018 2019

Increased Scale and Back-Office Streamlining Driving Improved Efficiencies 17 90.4% 88.2% 85.4% 80.6% 2016 2017 2018 2019 Efficiency Ratio(1) 54.5% 55.2% 57.8% 56.6% 2016 2017 2018 2019 Percentage of Revenue Generating FTEs (1) See Non-GAAP reconciliation

18 Revenue Growth Strategies • Building expertise in specific vertical markets • Launched medical and dental practice group in 1Q20 • Replicate same model in additional vertical markets Expand commercial loan production platform • Vail Valley office opened in 2019 • Building team to focus on Broomfield, CO market in 2020 Expand into new markets with attractive demographics • MLO count increased 24% in 2019 • Continuing to attract proven MLOs in 2020 Capitalize on opportunities to add highly productive MLOs • Branch acquisition deals • Asset purchases Execute on low-risk strategic transactions that add value to the MYFW franchise

Highly Accretive Branch Purchase and Assumption Expands Denver Presence 19 ▪ Acquisition of all of the Denver locations of Simmons Bank (three branches and one loan production office) ➢ Three of the locations will be consolidated into an existing First Western branch ▪ Assumed $65.2 million in deposits and $123.8 million in loans related to the acquired locations ▪ Adds scale, an attractive client base, and banking talent ▪ Closed on May 18, 2020 Transaction Overview ▪ Expected to be highly accretive to earnings ➢ 7-8% accretive in 2020, excluding pre-tax transaction charges(1) ➢ 15-16% accretive in 2021(1) Financial Impact (1) Accretive estimates based on December 31, 2019 data

Recent Financial Trends

Overview of 3Q20 Record Quarter of Mortgage Production Record Financial Performance Investments in Talent and Platform Driving Expected Growth ▪ Strong organic balance sheet growth as established offices continue to achieve scale and new offices increase their contributions ▪ Gross loans increased 5.9% from 2Q20 ▪ Total deposits increased 11.1% from 2Q20 ▪ Commercial banking initiative resulting in strong growth in commercial relationships, loans and deposits ▪ COVID-19 loan modifications declined by 62.3% from June 30, 2020 ▪ COVID-19 loan modifications represented just 4.4% of total loans at September 30, 2020 ▪ Non-performing assets declined by 13.8% from end of prior quarter ▪ History of exceptionally low credit losses continues Positive Trends in Asset Quality ▪ Total residential mortgage originations for sale of $376.3 million ▪ Net gain on mortgage loans of $12.3 million 21 ▪ Net income available to common shareholders of $9.6 million, or $1.20 EPS ▪ Gross revenue(1) of $31.0 million, up 18.0% from 2Q20 ▪ Book value per share and tangible book value(1) per share increased 7.1% and 8.8%, respectively, from 2Q20 (1) See Non-GAAP reconciliation

Net Income Available to Common Shareholders and Earnings per Share 22 Net Income Available to Common Shareholders ▪ Record financial performance despite ongoing impact of COVID-19 pandemic ▪ Net income of $9.6 million, or $1.20 diluted earnings per share, in 3Q20 ▪ Mortgage activity providing significant contribution to current earnings, while balance sheet growth and improving leverage demonstrating sustainable progress to improving profitability and returns Earnings per Share (in thousands) $438 $245 $2,406 $2,572 $1,772 $8,941 $9,630 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Net Income Adjustments to Net Income (1) (1) See Non-GAAP reconciliation (1) $0.05 $0.03 $0.30 $0.32 $0.22 $1.13 $1.20 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Net Income Adjustments to Net Income (1) (1)

$990 $1,018 $1,054 $1,337 $1,463 $1,494 $1,597 3Q19 4Q19 1Q20 2Q20 3Q20 2Q20 3Q20 HFI HFS Average Period End Loan Portfolio 23 Loan Portfolio Composition(2) ▪ Total loans held-for-investment (HFI) increased $83.3 million, or 5.8% from prior quarter ▪ Balanced growth across most areas of the portfolio ▪ Commercial banking initiative shifting loan portfolio more towards business-related loans (in thousands, as of quarter-end) Total Loans(2) (in millions) (1) Bank originated (2) Excludes deferred (fees) costs, and amortized premium/(unaccreted discount), net 3Q 2019 2Q 2020 3Q 2020 Cash, Securities and Other $146,622 $371,111 $371,481 Construction and Development 42,059 74,793 105,717 1 - 4 Family Residential 366,238 418,409 446,959 Non-Owner Occupied CRE 138,753 229,150 243,564 Owner Occupied CRE 119,497 117,426 154,138 Commercial and Industrial 111,187 213,271 185,625 Total Loans HFI $924,356 $1,424,160 $1,507,484 Mortgage loans held-for-sale (HFS) 69,231 69,604 89,872 Total Loans $993,587 $1,493,764 $1,597,356 Loan Production & Net Loan Payoffs/Paydowns $191.7 $1.8 $55.4 $146.1 $122.5 $119.0 $142.1 $71.3 $82.7 $87.7 $71.8 $83.2 3Q19 4Q19 1Q20 2Q20 3Q20 PPP⁽¹⁾ Production Net Loan Payoffs/Paydowns (in millions)

$1,042 $1,092 $1,085 $1,309 $1,463 $1,407 $1,564 3Q19 4Q19 1Q20 2Q20 3Q20 2Q20 3Q20 Average Period End Total Deposits 24 Deposit Portfolio Composition ▪ Total deposits increased $156.7 million, or 11.1%, from end of prior quarter ▪ PPP-related deposits accounted for $29.0 million of quarter end total deposits ▪ Growth almost entirely attributable to increases in commercial DDA relationships ▪ Noninterest-bearing deposits increased to 30.2% of total deposits at 3Q20 from 20.9% at 3Q19 3Q 2019 2Q 2020(1) 3Q 2020(1) Money market deposit accounts $620,434 $759,997 $805,634 Time deposits 170,457 152,897 177,391 NOW 83,022 88,560 101,708 Savings accounts 3,456 7,415 5,976 Noninterest-bearing accounts 231,535 398,063 472,963 Total Deposits $1,108,904 $1,406,932 $1,563,672 (in thousands, as of quarter-end) Total Deposits (in millions) (1) PPP related deposits accounted for $29.0 million and $62.4 million of total deposit balances at 9/30/20 and 6/30/20, respectively

Trust and Investment Management ▪ Total assets under management increased $378.8 million from June 30, 2020 to $6.13 billion at September 30, 2020 ▪ Increase was primarily attributable to client contributions to existing accounts and improving market conditions $6,116 $6,188 $5,636 $5,752 $6,131 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody (in millions, as of quarter-end) 25

Non-interest Income $18,032 Net Interest Income $12,918 41.7% 58.3% Gross Revenue 26 (1) See Non-GAAP reconciliation 3Q20 Gross Revenue(1) ▪ Gross revenue(1) increased 18.0% from 2Q20 ▪ Strong year-over-year growth in both net interest income and non-interest income ▪ Relative to 2Q20, net interest income growth exceeded non-interest income growth Gross Revenue(1) $16.6 $16.2 $16.7 $26.2 $31.0 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Wealth Management Capital Management Mortgage (in millions)

Net Interest Income & Net Interest Margin 27 Net Interest Income ▪ Net interest income increased 19.7% from 2Q20, primarily due to an increase in average loan balances ▪ Net interest margin, including impact of PPP loans, remained relatively stable at 3.07% ▪ Net interest margin, excluding impact of PPP and purchase accretion(1), increased to 3.23% in 3Q20 ▪ Cost of deposits decreased 11 bps to 0.29% in 3Q20 from 0.40% in 2Q20 ▪ Redeployment of excess liquidity and additional opportunities to reduce deposit costs should result in higher NIM going forward Net Interest Margin 3.10% 3.07% 2.95% 2.91% 3.14% 3.22% 3.23% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Net Interest Margin Adjusted Net Interest Margin $7,940 $8,190 $8,931 $10,796 $12,918 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 (in thousands) (1) See Non-GAAP reconciliation (1) (1)

$4,824 $4,748 $4,731 $4,609 $4,814 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Non-Interest Income 28 Total Non-Interest Income ▪ Non-interest income increased 16.9% from 2Q20 ▪ Increase primarily due to record quarter of net gain on mortgage loans ▪ Increasing economic activity and clients added through branch acquisition contributing to increase in fee income Trust & Investment Management Fees $8,788 $8,228 $7,767 $15,427 $18,032 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Trust and Investment Management Fees Net Gain on Mortgage Loans Bank Fees Risk Management and Insurance Fees Income on Company-Owned Life Insurance Net Gain on Sale of Securities/Assets (in thousands) (in thousands)

Mortgage Operations 29 ▪ Record mortgage originations in 3Q20 ▪ Refi/Purchase mix of 59%/41% in 3Q20, compared to 73%/27% in 2Q20 and 54%/46% in 3Q19 ▪ Mortgage profit margins have increased from 39% in 3Q19 to 83% in 3Q20 (in millions) $215.4 $197.0 $196.9 $344.3 $376.3 $16.9 $66.3 $31.2 $37.2 $41.9 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Originations for Sale Originations for Porfolio Mortgage Originations $221.0 $166.8 $394.3 $394.8 $612.2 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Mortgage Loan Locks (in millions) $1.3 $0.9 $0.7 $8.3 $10.2 $3.3 $2.6 $2.5 $10.2 $12.3 39% 34% 29% 81% 83% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Net Income Revenue Profit Margin Profit Margin

Non-Interest Expense and Efficiency Ratio 30 Total Non-Interest Expense ▪ Non-interest expense increased 31.5% from 2Q20 ▪ Increase in non-interest expense primarily due to deferred loan origination expense related to PPP loans that reduced expense levels in 2Q20 ▪ Full quarter impact of personnel and offices added through branch acquisition also contributed to increase in non-interest expense ▪ Balance sheet growth and mortgage activity continue to drive significant improvement in efficiency ratio Operating Efficiency Ratio(1) 80.6% 80.5% 84.4% 48.1% 53.4% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 $553 $323 $13,422 $13,082 $14,647 $12,644⁽¹⁾ $16,632 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Non-Interest Expense Adjustments to Non-Interest Expense (in thousands) (1) See Non-GAAP reconciliation (1)

Asset Quality 31 Non-Performing Assets/Total Assets ▪ Generally stable to improving trends across the portfolio ▪ Non-performing assets decreased by $1.7 million, and declined as a percentage of total assets to 0.53% from 0.67% in 2Q20 ▪ Minimal charge-offs again in the quarter Net Charge-Offs/Average Loans 0.00% 0.03% 0.00% 0.00% 0.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 1.15% 1.03% 0.82% 0.67% 0.53% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020

Asset Quality 32 ▪ $1.5 million provision expense reflects the growth in the loan portfolio, as well as continued economic uncertainty ▪ Increased loan level reviews and portfolio monitoring continue through the duration of the pandemic ▪ Past due loans as a percentage of total loans declined from Q2 2020 ALLL/ Adjusted Total Loans(1) 0.83% 0.79% 0.79% 0.93% 1.00% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 0.6% 0.6% 0.4% 0.5% 0.4% 0.0% 0.3% 0.0% 0.1% 0.1% 0.1% 0.1% 0.5% 0.4% 0.2% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 30-59 60-89 90 + Total Past Due as a % of Total Loans (1) Adjusted Total Loans – Total Loans minus PPP loans and acquired Loans; see non-GAAP reconciliation

COVID-19 Impact Overview

Paycheck Protection Program Overview 34 ($ in Millions) At or for the three months ended 9/30/20 Total Loans $206.1 Average Loan Size $0.3 Total Deposits $29.0 PPPLF Advances $204.1 Net Interest Margin Impact -31 bps Remaining Fees to be Recognized Pre-Tax(3) $2.1 (1) All numbers represented do not include the impact of taxes (2) The deferred loan origination expenses are recorded in non-interest expenses (Salaries and Benefits) and amortized through net interest income (3) Includes $4.4 million in SBA fee income less $2.3 million of deferred loan origination expense Impact on 3Q20 Financials (1) ($ in Millions) Net Interest Income Amortization of SBA Fee Income and deferred loan originationexpense (2) $0.4 Interest Income from PPP loans, less PPPLF funding cost $0.3 Net Interest Income $0.7 Expense: Salaries & Employee Benefits Deferred Loan Origination Expense ($0.1) Net Impact of PPP $0.8 PPP Loan Forgiveness ($ in Millions) As of 10/16/20 Loans Submitted to SBA $85.2 Number of Loans Forgiven by SBA 46 Amount of Loans Forgiven by SBA $2.1 Loans under $50K not yet forgiven $5.5

Loan Modification Overview 35 ▪ Modified loan balances declined by 62.3% during 3Q20 ▪ New loan modification requests have slowed considerably, offering on exception basis only as of June 30 ➢ One new loan modification made in July and one in September ▪ Most initial modifications were for 180 days or less ▪ Only one modified loan has been granted a second 90-day modification ($750,000) As reported June 30, 2020 As of September 30, 2020 Modified Loan Balances Loan Count % of Loans (ex. PPP) Modified Loan Balances Loan Count % of Loans (ex. PPP) Commercial Real Estate $83.0 million 40 6.8% $55.8 million 32 4.3% Commercial & Industrial $42.5 million 18 3.5% $5.0 million 5 0.4% 1-4 Family $41.7 million 31 3.4% $4.4 million 6 0.3% All Other $9.7 million 9 0.8% $1.5 million 1 0.1% Total $176.9 million 98 14.5% $66.7 million 44 5.1%

Loan Modification Overview 36 Portfolio Loan Level Reviews • Borrowers providing current financials and cash flow forecasts • Increased monitoring and oversight • Identify emerging issues early $0.5 $2.1 $2.4 Food Services and Drinking Establishments Health Care and Social Assistance Management of Companies and Enterprises Modified C&I Loans by Industry Exposure Modified Loan Characteristics (as of September 30, 2020) Commercial / Consumer Mix 97% / 3% Total Modified Loans $66.7 million Number of Loans 44 Average Loan Size $1.5 million Loan-to-Value (Avg) 46% Seasoning (Avg) 3.6 years Modified CRE Loans by Collateral Type $1.8 $3.1 $3.7 $5.5 $7.5 $8.2 $9.8 $16.2 Restaurant 1st DOT 5+ Units - Residential Dwelling Developed Land Commercial Office Building Strip Center Retail Warehouse Office/Office Condo (in millions) (in millions)

Loan Portfolio Composition 37 Cash, Securities and Other ⁽¹⁾ 25% 1 - 4 Family Residential 30% Non-Owner Occupied CRE 16% Construction and Development 7% Owner Occupied CRE 10% Commercial and Industrial 12% Commercial 69% Consumer 31% $1.5 Billion (as of 9/30/20) Commercial vs. Consumer (1) PPP loans accounted for $206.1 million of total loans at 9/30/20

Commercial Loans by Industry(1) 38 42.84% 11.69% 11.36% 6.76% 4.41% 4.37% 3.90% 3.85% 3.38% 3.00% 2.22% 1.14% 0.80% 0.28% Real Estate / Rental and Leasing Construction Retail Trade Educational Services Arts, Entertainment and Recreation Other Miscellaneous⁽²⁾ Accommodation and Food Services Health Care and Social Assistance Professional, Scientific and Technical Services Management of Companies and Enterprises Manufacturing Finance and Insurance Mining, Quarrying and Oil and Gas Extraction Administrative and Support and Waste Management and Remediation Services 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% 45.00% $830.1 Million (as of 9/30/20) Industry as a Percentage of Commercial Loans (as of 9/30/20) (1) Excludes PPP loans (2) Represents the aggregate of individual industries; no one industry is more than 2% of Commercial loans

CRE(1) Loans By Property Type 39 Office/Office Condo 15.2% Warehouse 13.5% Other Commercial 12.9% 1st or 2nd DOT 5+ SFR Units 11.7% 1-4 Family Construction 11.4% Other Construction & Land Development 10.6% Retail 8.9% Commercial Office Building 8.0% Strip Center 3.2% Hotel / Motel 2.5% 1st & 2nd DOT- 1-4 Family Dwelling 0.9% Restaurant 0.7% Real Estate - Farm 0.4% Other 0.1% (1) Commercial Real Estate including Owner Occupied, Non-Owner Occupied, and Construction and Development $503.4 Million (as of 9/30/20) Property Type as a Percentage of CRE Loans (as of 9/30/20)

▪ We require our CRE loans to be secured by seasoned and well-managed properties with adequate margins ▪ We generally obtain a guaranty from experienced owners and managers with outside cash flows and/or other assets ▪ Loan amounts generally do not exceed 80% or 75% of the property’s appraised value for owner- occupied and non-owner occupied, respectively ▪ Aggregate debt service ratios, including the guarantor’s cash flow and the borrower’s other projects, are required by policy to have a minimum annual cash flow to debt service ratio of 2.0x CRE Portfolio Characteristics and Underwriting 40 Portfolio Characteristics - CRE Loan Balances Outstanding (9/30/20) $503.4 million Number of Loans 270 Average Loan Size $1.9 million Loan-to-Value (Avg) 47.7% Seasoning (Avg) 2.3 years Net Charge-offs in 2019 & 2020 0.00% Underwriting Criteria

Exposure to Stressed Industries (as of 9/30/20) 41 Industry Exposure Outstanding Balances ($ in millions) % of Total Loans Unused Commitments ($ in Millions) Portfolio Characteristics Energy Related $6.7 0.4% $16.8 ▪ Indirect business or personal exposure to energy industry ▪ Collateral type: 47% life insurance, 39% IM accounts, 14% other assets Accommodations $20.1 1.3% $5.7 ▪ Portfolio consists of nine loans ▪ Largest loan is in prominent geographic region with multiple sources of repayment and personal guarantee Food Service, Drinking Establishments $12.3 0.8% $2.8 ▪ Portfolio consists of nineteen borrowers ▪ Average loan balance of approximately $648,000 ▪ Includes loans directly to restaurants and those with > 50% cash flows from restaurants

Capital and Liquidity Overview 42 Liquidity Funding Sources (as of 9/30/20) Liquidity Reserves: Total Available Cash $249,542,451 Unpledged Investment Securities $ 34,412,685 Borrowed Funds: Unsecured: Credit Lines $ 54,000,000 Secured: FHLB Available $401,870,448 FRB Available $ 1,035,353 Brokered Remaining Capacity $204,724,959 Total Liquidity Funding Sources $945,585,896 Loan to Deposit Ratio 96.3% Consolidated Capital Ratios (as of 9/30/20) 9.88% 9.88% 12.03% 7.52% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Tier 1 Capital to Risk-Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk-Weighted Assets Tier 1 Capital to Average Assets Tangible Common Equity / TBV Per Share(1) (in thousands) $91,662 $104,411 $122,313 $11.50 $13.15 $15.38 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 $80,000 $90,000 $100,000 $110,000 $120,000 $130,000 4Q18 4Q19 3Q20 TCE TBV/Share (1) See Non-GAAP reconciliation

Creating Additional Shareholder Value

Near-Term Outlook and Expectations 44 ▪ Significant growth in tangible book value expected to continue ➢ Core earnings and operating leverage improvement expected to continue ➢ PPP fee recognition and pending sale of LA Fixed Income Team ▪ Asset quality showing strength despite continuation of pandemic ▪ Initial synergies being realized from branch acquisition ▪ Net interest margin expected to expand as excess liquidity is redeployed and deposit costs continue to decline ▪ Strong mortgage originations continuing in 4Q20 ▪ Healthy loan pipeline should continue to drive organic loan growth ▪ Commercial banking initiative accelerating following the addition of talent from branch acquisition in May ➢ Adding expertise to target niche industries ➢ Building SBA lending capability ➢ Actively participating in Main Street Lending Program

45 Long-Term Goals to Drive Shareholder Value Our mission is to be the BPBFWWMC – Best Private Bank for the Western Wealth Management Client We believe First Western can be a unique, niche focused regional powerhouse with high fee income and consistent strong earnings from our scalable wealth management platform ▪ Drive to $5 billion in total assets, $25 billion TIM assets through both organic growth and acquisitions • ~50 offices • $7-8 million in revenue per office • 60% contribution margin per office ▪ Build footprint, scale and operating leverage with M&A • Capital and earnings accretive ▪ Create, roll out virtual private bank • Robo advisor tied to bank •“Buy up” into expert advice ▪ Upgrade wealth management platform • Fully integrated front end ▪ Sell wholesale TIM services to other banks

Experienced, Tested Team Built-in Operating Leverage Highly Desirable Recurring Fee Income Differentiated, Proven in the Marketplace Unique Opportunity for Investors MYFW’s core strengths provide the foundation for driving shareholder value A Unique and Attractive Investment 46

Appendix

Organizational Overview

49 Team: Ready to Take MYFW to the Next Level Name Title Years at FW Years in Industry Prior Experience Scott C. Wylie Chairman, CEO & President 18 33 ▪ Chairman & CEO, Northern Trust Bank of Colorado ▪ Chairman & CEO, Trust Bank of Colorado ▪ CEO, Equitable Bancshares of Colorado and Women’s Bank, Chairman, Equitable Bank ▪ Chairman, American Fundware ▪ President & CEO, Bank and Trust of Puerto Rico ▪ Associate, First Boston Corporation Julie A. Courkamp Chief Financial Officer & Treasurer 14 20 ▪ Assurance services with PricewaterhouseCoopers ▪ Executive roles within First Western with responsibility for Accounting & Finance, Risk, Technology and Operations John E. Sawyer Chief Investment Officer 3 27 ▪ Chief Investment & Fiduciary Officer, BBVA Compass Bank ▪ President & COO, Florida-based boutique wealth management firm ▪ Executive with Credit Suisse, Morgan Keegan & Co., and First Tennessee Capital Markets Scott J. Lawley Chief Credit Officer 2 33 ▪ Sr. Credit Officer & Segment Risk Officer, Huntington National Bank ▪ Credit advisor, chief underwriter, CRE credit officer PNC Bank, US Bank ▪ Lending positions with Fleet Bank Josh M. Wilson Regional President, CO / WY 8 21 ▪ CFO, international oil and gas operating company ▪ PC President at First Western ▪ Executive with Bank One, JP Morgan and Vectra Private Bank Dan C. Thompson Regional President, AZ / CA 16 27 ▪ Team Leader within Private Wealth Advisors , Merrill Lynch ▪ Positionsin the High Net Worth and Q.A. group, Charles Schwab & Co. Senior management team upgraded over past year to prepare for next phase of growth

Name Title Primary Business Scott C. Wylie Chairman, CEO & President ▪ First Western Financial, Inc. Julie A. Caponi, CPA Board Director / Trustee ▪ Former Finance Executive at Arconic, Inc. (fka Alcoa Inc.) ▪ Former audit partner at Deloitte ▪ Board member & Audit Committee chair for FCF (NYSE) David R. Duncan Board Director / Trustee ▪ Energy ▪ Winery Executive, Silver Oak Cellars ▪ Entrepreneur, board member, business leader Thomas A. Gart Board Director / Trustee ▪ Real Estate Developer ▪ Specialty Retail Executive ▪ Family business, PE investing across broad range of industries Patrick H. Hamill Board Director / Trustee ▪ Real Estate Developer ▪ Home Builder Executive ▪ Entrepreneur, business/community leader, real estate expertise Luke A. Latimer Board Director / Trustee ▪ Utility Maintenance ▪ Construction Executive ▪ Family business, public bank board Eric D. Sipf, CPA(1) Board Director / Trustee ▪ Former Healthcare Executive ▪ US Army ▪ Asset management, finance, bank board, M&A Mark L. Smith Board Director / Trustee ▪ Real Estate Developer ▪ Entrepreneur, community leadership, real estate expertise Joseph C. Zimlich, CPA Board Director / Trustee ▪ Family Office Executive ▪ Corporate leadership, board, investment management (1) CPA license inactive. MYFW’s Sophisticated Board of Directors 50

Integrated Team Approach in Boutique Offices President Private Bankers Wealth Advisor Trust Officer 51 Lenders Portfolio Managers Team-based incentives Relationship-based wealth management Many relationship managers to one client Product group specialists Holistic view of the client – ConnectView® Team Philosophy 1. 2. 3. 4. 5. … by working as a team to grow relationships

(1) Investment Policy Committee (IPC), Investment Management (IM), Business Development Officers (BDO). Teamwork Drives Client Satisfaction, Retention 52 Example of investment management teamwork shows how MYFW, not relationship managers, owns our clients Profit Centers Product Groups Support Centers Team Based Compensation Portfolio Managers Wealth Advisors (BDOs(1)) Wealth Planning IPC / IM Research(1) Trust Investment Operations Trust Operations Risk / Compliance Service Expertise Support Sales Client

▪ Finance & Accounting ▪ Risk & Compliance ▪ Enterprise Technology ▪ Human Capital ▪ Credit Analysis ▪ Bank & Trust/Investment Operations ▪ Marketing/Branding Our local, boutique private trust bank offices compete with the biggest wealth managers in the country… First Western Product Groups (PG) Support Centers (SC) Profit Centers (PC) Organizational Structure Built for Scale ▪ Investment Management ▪ Fiduciary/ Trust ▪ Wealth Planning ▪ Retirement Services ▪ Insurance ▪ Mortgage Services ▪ Treasury Management 53 Big operating leverage from expert, high fixed cost teams Very profitable when mature Full Bank and Trust: ▪ Aspen, CO ▪ Boulder, CO ▪ Cherry Creek, CO ▪ Denver, CO ▪ DTC/Cherry Hills, CO ▪ Northern Colorado ▪ Jackson Hole, WY ▪ Scottsdale, AZ ▪ Phoenix, AZ ▪ Broomfield, CO ▪ Lone Tree, CO Loan Production Offices: ▪ Ft. Collins, CO ▪ Greenwood Village, CO ▪ Vail Valley, Avon, CO Trust Offices: ▪ Century City, CA ▪ Laramie, WY

Holistic, Integrated Risk Management 54 Purpose ▪ Holistic approach for the oversight, control, and discipline to drive continuous improvement ▪ Everyone’s responsibility and non-compliance is not an option ▪ Governance framework for the process of anticipating, identifying, assessing, managing and monitoring risks Objectives ▪ Define risk appetite framework ▪ Define risk areas and responsibilities ▪ Identify key risk activities for the defined risk areas ▪ Establish risk tolerance for defined risk areas ▪ Establish systems for identifying and reporting risks, including emerging risks ▪ Monitor compliance with strategies designed to mitigate identified risks ▪ Ensure effective and timely implementation of corrective actions ▪ Integrate risk management framework objectives into performance evaluation framework Responsibilities ERM Committee: ▪ Oversee and support the Senior Risk Officer ▪ Establish risk tolerances and parameters (“risk appetite”) to assess risks and design adequate mitigation strategies Senior Risk Officer: ▪ ERM program to create and monitor risk management practices • Perform company-wide risk assessment, including relative risk ratings • Assign risk owners and approve action plans • Review and monitor risk mitigation initiatives and status • Review and report to ERM committee: • Specific areas of risk and respective Risk Area Owner responsible for the risks existing in that area • Magnitude of all material business risks • Processes, procedures and controls in place to manage material risks • Overall effectiveness of the risk management process • Evaluate risks and provide guidance on new or proposed products, services or businesses

Key Themes of ERM– In the Business 55 Ensure Compliance ▪ Meet regulatory requirements ▪ Comply with good industry practices including placing a priority on cybersecurity ▪ Effective, efficient, and smart compliance – a change agent for better business decisions Limit Potential Losses Improve Profitability Support Growth Risk Overlay for Decision Making Improve Stakeholder Management Define Governance and Organization ▪ Create appropriate transparency on risk, capital and balance-sheet usage, accounting implications ▪ Effectively limit risks and avoid reputational damage ▪ Strong risk controlling and monitoring ▪ Maintain both economic as well as accounting perspective ▪ Ensure decision-oriented processes ▪ Maintain efficient and lean risk management – standardization and differentiation ▪ Improve quality of problem loan management ▪ Optimize ALM and transfer pricing in cooperation with CFO/treasury ▪ Anticipate changes in the Company’s risk profile ▪ Ensure scalability and flexibility of core processes ▪ Improve balance-sheet management ▪ Contribute to powerful product offering ▪ Integrated risk, finance and capital perspective into business planning and management process ▪ Strong risk and finance capabilities through frontline tools, trainings, and incentives in IT/operations, HC ▪ Implement a strong risk and performance culture throughout the organization ▪ Improve planning and steering concepts, data management with CEO, CFO and treasury ▪ Satisfy Board requirements on transparency and decisions support ▪ Maintain effective relations with regulators ▪ Define risk structure’s mandate and organization, create independent risk view in core decisions ▪ Ensure CFO’s mandate and organization in capital and balance-sheet management, ALM, treasury, funding ▪ Define and implement ERM approach ▪ Ensure appropriate people development: knowledge, experience, stature, motivation and culture

Historical Financial Trends

$49.7 $54.3 $55.2 $57.8 $64.3 $48.1 $73.8 December 31, 2015 December 31, 2016 December 31, 2017 December 31, 2018 December 31, 2019 YTD 2019 YTD 2020 Non-Interest Income, excluding net gain/(loss) on sale of securities and assets Net Interest Income High-Quality, Recurring Revenues 57 (1) See Non-GAAP reconciliation Gross Revenue(1) Non-interest Income $41.2 Million Net Interest Income $32.6 Million 44.2% 55.8% YTD Gross Revenue(1) ($ in millions)

Mortgage $25.0 60.7% Bank Fees $0.9 2.2% Insurance $0.9 2.2% Other $0.3 0.7% Trust & Advisory $14.1 34.2% ($ in millions) Managed Trust $1.6 27.1% Yield: 0.19% 401(k)/ Retirement $1.1 17.3% Yield: 0.14% Directed Trust $0.9 14.8% Yield: 0.08% Custody $0.5 7.5% Yield: 0.03% Investment Agency $2.0 33.3% Yield: 0.67% ($ in billions) Predictable, Growing Sources of Fee Income 58 Note: As of or for the period ended September 30, 2020. Totals may not add up due to rounding. AUM Composition by Account Type YTD Non-Interest Income Trust and Investment Management ▪ Guided architecture ▪ Customized investment solutions ▪ Internally manage ~$1.0 billion in AUM $6.1 billion | Avg. Yield: 0.31% Non-Interest Income $41.2 million $27.7 $27.2 $32.6 $24.3 $41.2 FY 2017 FY 2018 FY 2019 YTD 2019 YTD 2020 (in millions)

$610.4 $672.8 $813.7 $894.0 $988.0 $1,506.1 2015 2016 2017 2018 2019 3Q20 ($ in millions) A Balanced, Private Banking Loan Portfolio 59 Historical Gross Loans Q3 2020 Loan Portfolio by Collateral Type (1) (1) As of September 30, 2020, excluding deferred costs/(fees) and unamortized discounts/(unaccreated premiums), net 1-4 Family Residential 29.7% Non-owner Occupied CRE 16.2% Cash, Securities & Other 24.6% C&I 12.3% Owner Occupied CRE 10.2% C&D 7.0%

0.96 0.90 0.83 0.79 0.79 2016 2017 2018 2019 3Q20 0.07 0.00 0.00 0.03 0.00 2016 2017 2018 2019 YTD 2020 0.54 0.52 2.13 1.23 0.66 2016 2017 2018 2019 3Q20 0.70 0.50 1.82 1.03 0.53 2016 2017 2018 2019 3Q20 Strong Asset Quality with Low Credit Losses NPAs / Assets (%) NPLs / Loans (%) Net Charge-off (Recovery) / Average Loans (%) Loan Loss Reserves / Gross Loans (%) 60

$709.9 $753.9 $816.1 $937.8 $1,086.8 $1,563.7 2015 2016 2017 2018 2019 3Q20 ($ in millions) A Balanced, Growing Core Deposit Base 61 Historical Total Deposits Q3 2020 Deposit Composition(1) (1) As of September 30, 2020. MMDA 51.5% Time Deposits 11.4% NOW 6.5% Savings accounts 0.4% Noninterest- bearing accounts 30.2%

Non-GAAP Reconciliations

63 Non-GAAP Reconciliation Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 Non-interest expense $13,442 $13,082 $14,647 $12,644 $16,632 Less: amortization 52 7 2 38 4 Less: provision on other real estate owned ---- 100 Less: loss on assets held for sale -- 553 -- Adjusted non-interest expense $13,390 $13,075 $14,092 $12,606 $16,528 Net interest income $7,940 $8,190 $8,931 $10,796 $12,918 Non-interest income 8,788 8,228 7,767 15,427 18,032 Less: Net gain on sale of securities 119 ---- Less: Net gain on sale of assets - 183 --- Total income $16,609 $16,235 $16,698 $26,223 $30,950 Efficiency ratio 80.6% 80.5% 84.4% 48.1% 53.4% Consolidated Tangible Common Book Value Per Share As of the Three Months Ended, (Dollars in thousands) December 31, 2018 September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 Total shareholders' equity $116,875 $125,732 $127,678 $128,703 $139,417 $149,576 Less: Goodwill 24,811 19,686 $19,686 $19,686 $24,191 $24,191 Intangibles held for sale(1) - 3,553 3,553 3,000 3,000 3,000 Other intangibles, net 402 36 28 26 76 72 Tangible common equity 91,662 102,457 104,411 105,991 112,150 122,313 Common shares outstanding, end of period 7,968,420 7,983,284 7,940,168 7,917,489 7,939,024 7,951,749 Tangible common book value per share $11.50 $12.83 $13.15 $13.39 $14.13 $15.38 (1) Represents the intangible portion of assets held for sale

64 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 Total income before non-interest expense $12,554 $12,534 $13,023 $13,114 $16,232 Less: Net gain on sale of securities 119 ---- Less: Net gain on sale of assets - 183 --- Plus: Provision for loan loss 100 447 367 2,124 1,496 Gross revenue $12,535 $12,798 $13,390 $15,238 $17,728 Capital Management Gross Revenue For the Three Months Ended, (Dollars in thousands) September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 Total income before non-interest expense $776 $815 $804 $788 $899 Less: Net gain on sale of securities ----- Less: Net gain on sale of assets ----- Plus: Provision for loan loss ----- Gross revenue $776 $815 $804 $788 $899 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 Total income before non-interest expense $3,298 $2,622 $2,504 $10,197 $12,323 Less: Net gain on sale of securities ----- Less: Net gain on sale of assets ----- Plus: Provision for loan loss ----- Gross revenue $3,298 $2,622 $2,504 $10,197 $12,323 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 Total income before non-interest expense $16,628 $15,971 $16,331 $24,099 $29,454 Less: Net gain on sale of securities 119 ---- Less: Net gain on sale of assets - 183 --- Plus: Provision for loan loss 100 447 367 2,124 1,496 Gross revenue $16,609 $16,235 $16,698 $26,223 $30,950

65 Non-GAAP Reconciliation Adjusted net income available to common shareholders For the Three Months Ended, (Dollars in thousands, except per share data) September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 Net income available to common shareholders $2,406 $2,572 $1,334 $8,696 $9,630 Plus: acquisitionrelated expense including tax impact --- 245 - Plus: goodwill impairment including tax impact ----- Plus: loss on intangibles held for sale including tax impact -- 438 -- Adjusted net income to common shareholders $2,406 $2,572 $1,772 $8,941 $9,630 Adjusted earnings per share For the Three Months Ended, (Dollars in thousands, except per share data) September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 Earnings per share $0.30 $0.32 $0.17 $1.10 $1.20 Plus: acquisition related expenses including tax impact --- 0.03 - Plus: goodwill impairment including tax impact ----- Plus: loss on intangibles held for sale including tax impact -- 0.05 -- Adjusted earnings per share $0.30 $0.32 $0.22 $1.13 $1.20 Allowance for loan losses to Bank originated loans excluding PPP As of (Dollars in thousands) September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 Gross loans 924,356 996,559 1,042,478 1,424,160 1,507,484 Less: Branch acquisition --- 123,786 124,689 Less: PPP loans --- 191,676 193,213 Loans excluding acquired and PPP 924,356 996,559 1,042,478 1,108,698 1,189,582 Allowance for loan losses 7,675 7,875 8,242 10,354 11,845 Allowance for loan losses to Bank originated loans excluding PPP 0.83% 0.79% 0.79% 0.93% 1.00% Total Non-InterestExpense adjusted for Non-Operating items For the Three Months Ended, (Dollars in thousands) September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 Net income available to common shareholders $13,422 $13,082 $14,647 $12,644 $16,632 Less: acquisitionrelated expense --- 323 - Less: goodwill impairment ----- Less: loss on intangibles held for sale -- 553 -- Total Non-InterestExpense adjusted for Non-Operating items $13,422 $13,082 $14,094 $12,321 $16,632

66 Non-GAAP Reconciliation Adjusted net interest margin For the Three Months Ended June 30, (Dollars in thousands) Average Balance Interest Earned/Paid Average Yield/Rate Interest-bearing deposits in other financial institutions 76,463 44 PPP adjustment 20,587 25 Available-for-sale securities 48,614 224 September PPP adjustment -- Loans 1,268,797 12,202 PPP adjustment (152,893) (718) Adjusted total Interest-earning assets 1,261,568 11,777 Interest-bearing deposits 1,319 PPP adjustment - Federal Home Loan Bank Topeka and Federal Reserve borrowings 129 PPP adjustment (39) Subordinated notes 226 Adjusted total interest-bearing liabilities 1,635 Net interest income 10,142 Adjusted net interest margin 3.22% Adjusted net interest margin For the Three Months Ended September 30, (Dollars in thousands) Average Balance Interest Earned/Paid Average Yield/Rate Interest-bearing deposits in other financial institutions 178,756 99 PPP adjustment (38,618) (45) Available-for-sale securities 40,528 173 September PPP adjustment -- Loans 1,462,872 14,138 PPP adjustment (201,208) (870) Purchase accretion adjustment -(534) Adjusted total Interest-earning assets 1,442,330 12,961 Interest-bearing deposits 1,067 PPP adjustment - Federal Home Loan Bank Topeka and Federal Reserve borrowings 204 PPP adjustment (180) Subordinated notes 221 Adjusted total interest-bearing liabilities 1,312 Net interest income 11,649 Adjusted net interest margin 3.23% Consolidated Gross Revenue For the Nine Months Ended(1) September 30, (Dollars in thousands) 2019 2020 Total income before non-interest expense $48,003 $69,884 Less: Net gain (loss) on sale of securities 119 - Plus: Provision for (recovery of) credit loss 216 3,987 Gross revenue $48,100 $73,871

67 Non-GAAP Reconciliation Consolidated Gross Revenue For the Years Ended, (Dollars in thousands) 2015 2016 2017 2018 2019 Total income before non-interest expense $49,339 $53,394 $54,501 $57,617 $63,976 Less: Net gain on sale of securities 717 114 81 - 119 Less: Net gain on sale of assets ---- 183 Plus: Provision for credit loss 1,071 985 788 180 662 Gross revenue $49,693 $54,265 $55,208 $57,797 $64,336 Consolidated Efficiency Ratio For the Years Ended, (Dollars in thousands) 2016 2017 2018 2019 2020 YTD Non-interest expense $49,823 $49,494 $50,195 $53,784 $43,923 Less: Amortization 747 784 831 374 44 Less: Goodwill impairment --- 1,572 - Less: Provision on other real estate owned ---- 100 Less: Loss on assets held for sale ---- 553 Adjusted non-interest expense $49,076 $48,710 $49,364 $51,838 $43,226 Net interest income $24,457 $27,576 $30,624 $32,061 $32,645 Non-interest income 29,922 27,713 27,173 32,577 41,226 Less: Net gain on securities 114 81 - 119 - Less: Net gain on sale of assets --- 183 - Total income $54,265 $55,208 $57,797 $64,336 $73,871 Efficiency ratio 90.4% 88.2% 85.4% 80.6% 58.5% Consolidated Pre-tax, Pre-provision Income For the Twelve Months Ended December 31, (Dollars in thousands) 2015 2016 2017 2018 2019 Net Income, as reported $2,650 $2,302 $2,023 $5,647 $8,009 Provision for loan losses 1,071 985 788 180 662 Income tax (benefit) expense 1,053 1,269 2,984 1,775 2,183 Pre-tax, Pre-provision Income $4,774 $4,556 $5,795 $7,602 $10,854